     ---------------------------------------------------------------------------
     ANNUAL REPORT TO SHAREHOLDERS                             FEBRUARY 28, 1998

     ---------------------------------------------------------------------------

     [NAVIGATOR GROUP LOGO]                               [NAVIGATOR GROUP LOGO]
     A member of the NAVIGATOR GROUP             A member of the NAVIGATOR GROUP
       of FUNDS                                    of FUNDS

     ---------------------------------------------------------------------------

        CHAIRMAN'S LETTER                                          April 8, 1998

        Dear Shareholder:

        We welcome the opportunity to be able to give you a summary update of the events and trends that have affected the economy and the Navigator Money Market Funds over the last year.

        WHAT A YEAR!
        Throughout 1997, the domestic financial markets benefited from strong economic growth, falling unemployment, and a booming stock market all in an environment of remarkably low inflation. For the year, the economy expanded by 3.8 percent, topping 1996's 2.8 percent growth for the strongest showing in nine years. Apart from a single tightening of monetary policy in March, the Federal Reserve has held short term interest rates steady. The future issue for the Federal Reserve policymakers is whether times may be too good.

        NAVIGATOR ON TRACK FOR "TECHNICAL AMENDMENTS" TO 2A-7
        Recently, the Securities and Exchange Commission adopted the long-awaited "Technical Amendments" to Rule 2a-7. Adoption of the "Technical Revisions to the Rules and Forms Regulating Money Market Funds" completes a series of rulemaking initiatives that began in 1990. Our concern for safety and quality is amplified by the fact that we have been and continue to be in conformity with the new rules and regulations. Many of the new limitations will be non-events for the Navigator Funds. Your Funds' advisor is pleased to see that the SEC shares in the conservative investment philosophy practiced by Navigator for over a decade.

        SAFETY AND LIQUIDITY IS ALWAYS FIRST
        We continue to follow our time-tested philosophy of quality investing. In this rate environment, more investment managers continue to find it tempting to lower investment standards to increase fund performance. We can assure you that is not the practice of the Navigator Money Market or Navigator Tax-Free Money Market Funds. Quality is something we have always taken and will continue to take very seriously in our organization.

        THANK YOU!
        We appreciate the confidence of our shareholders in the results and management style of the Navigator Money Market and Navigator Tax-Free Money Market Funds. Fairfield was built on a tradition of quality, and that philosophy remains unchanged. Our commitment is to provide our shareholders with high quality portfolios that have minimal risk, and industry-competitive yields will continue.

        Sincerely,

        /s/ Robert J. Walker, Jr.

        Robert J. Walker, Jr.
        Chairman

        INVESTMENT REPORT

        Navigator Money Market Fund

        Market and Fund Specifics

        [ ] The investment strategy of the Navigator Money Market Fund has consistently been safe and simple. The Fund's advisor will continue to focus on providing a highly liquid portfolio to accommodate the daily cash flow needs of our shareholders. The Fund concentrates on investments in high quality commercial paper on the shorter end of the yield curve and repurchase agreements with maturities ranging from one to seven days. The advisor consistently seeks to diversify the portfolio by taking advantage of investment opportunities that present themselves in the U.S. Government and Agency markets. While the Federal Reserve policy bias appears tilted toward tightening, our Fund will continue to be managed with short maturity cycles, positioned to provide liquidity and the possibility of higher rates ahead.

        Each investment decision is tested for credit quality and liquidity. Strong emphasis is placed on selecting securities of exceptional investment merit. Low quality issues will never be in the portfolio and the average maturity will not be extended to levels that produce more risk than potential reward. We are proud of the fact that the Navigator Money Market Fund continues to outperform the IBC/Donoghue First Tier Institutions-Only average on a monthly basis and the yield average of the Fund remains highly competitive when compared to funds with less conservative investment philosophies.

        Navigator Tax-Free Money Market Fund

        Market and Fund Specifics

        [ ] During the fiscal period, the Fund's advisor implemented a structural change to the portfolio in which the average weighted maturity was shortened while still providing a highly competitive yield compared to its peers. During this period, the Fund's average weighted maturity ranged between 10 and 40 days. While the average weighted maturity of the fund is targeted between 15 and 30 days, an unusually tight supply in the tax-free market drove some tax-free yields below 2 percent during the first two months of 1998. As tax-free yields were driven unusually low, it became less advantageous to extend to longer maturities as there was little yield advantage. Consequently, the Fund's average weighted maturity was as low as 10 days during this two month period. In addition to a shorter average maturity, the Fund has substantially increased its holdings of variable rate demand notes with daily and weekly put options in an effort to meet the demanding liquidity needs of our shareholders. To balance out the portfolio and improve overall Fund performance, the Fund also invests in tax-exempt commercial paper with varying maturities. The Fund targets a portfolio breakdown of 60 percent variable rate issues and 40 percent tax-exempt commercial paper.

        While maintaining the Fund's strong performance is always a top priority, we also feel that sound credit quality is equally important. That is why the Fund's investments are comprised primarily of AAA and AA rated issues. Each issue, prior to purchase, is analyzed for its sound structure and financial strength. Such analysis is ongoing to insure that the strong credit quality of the Fund's investments is maintained. In addition, the Fund's advisor maintains an extensive list of pre-approved tax-exempt issuers. By doing so, the Fund has been able to invest in quality securities even during periods of limited supply.

        Navigator Money Market Fund
        PORTFOLIO STATISTICS

                                         Average              Average
                                         Monthly  Compound   Maturity
                          Month           Yield    Yield*   (Month-end)
            ----------------------------------------------------------------
            1997  March                   5.26%    5.39%      23 days
                  April                   5.34      5.48        23
                  May                     5.43      5.57        35
                  June                    5.46      5.60        16
                  July                    5.43      5.57        24
                  August                  5.44      5.58        34
                  September               5.40      5.53        17
                  October                 5.39      5.52        10
                  November                5.44      5.58        19
                  December                5.52      5.66        13
            1998  January                 5.47      5.61        11
                  February                5.42      5.56        13
                  ---------------------  -------  -------    --------
                  Average Annualized
                  Yields and Maturity     5.42%    5.55%      20 days
                                         =======  =======    ========

        *Compound yields assume reinvestment of dividends.

        MATURITY DIVERSIFICATION SCHEDULE
        AS OF FEBRUARY 28, 1998

                               Amount
                          (Amortized Cost)   % of Portfolio   % Cumulative
            -------------------------------------------------------------------
            1-7 days        $ 84,582,201          62.3%           62.3%
            8-30 days         36,421,952          26.8            89.1
            31-60 days         9,936,838           7.3            96.4
            61-90 days         4,934,750           3.6           100.0%
                          --------------     -------------
            Total           $135,875,741         100.0%
                          ==============     =============

        Navigator Tax-Free Money Market Fund
        PORTFOLIO STATISTICS

                                                            Average                Average
                                                            Monthly   Compound    Maturity
                                             Month           Yield     Yield*    (Month-end)
            -------------------------------------------------------------------------------------
            1997                     March                  3.11%      3.16%       30 days
                                     April                  3.48       3.54          15
                                     May                    3.62       3.68          15
                                     June                   3.61       3.67          10
                                     July                   3.32       3.37          18
                                     August                 3.26       3.31          18
                                     September              3.45       3.51          18
                                     October                3.37       3.42          22
                                     November               3.53       3.58          24
                                     December               3.48       3.53          14
            1998                     January                3.24       3.29          11
                                     February               2.98       3.02          14
                                     ---------------------  -----     ------      --------
                                     Average Annualized
                                     Yields and Maturity    3.37%      3.42%       17 days
                                                            =====     ======      ========

        *Compound yields assume reinvestment of dividends.

        PORTFOLIO COMPOSITION
        AS OF FEBRUARY 28, 1998

                                                 Amount
                                              (Face Value)   % of Portfolio
            -------------------------------------------------------------------------
            Variable Rate Demand Obligations
                   Daily Liquidity            $15,100,000         26.5%
                   7-Day Liquidity             17,300,000         30.4
            Tax-Exempt Commercial Paper        24,600,000         43.1
                                              -----------    -------------
                                              $57,000,000        100.0%
                                              ===========    =============

        PORTFOLIO QUALITY
        AS OF FEBRUARY 28, 1998

                                                                            % of Portfolio
            ----------------------------------------------------------------------------------------
            Highest Quality Short-term Instruments                               56.9%
            Highest Quality Tax-Exempt Commercial Paper                          43.1
                                                                            -------------
                                                                                100.0%
                                                                            =============

       FINANCIAL STATEMENTS
       Statement of Net Assets
       Navigator Money Market Fund
       February 28, 1998

            PRINCIPAL                                                          MATURITY      INTEREST
             AMOUNT                            SECURITY                          DATE          RATE          VALUE
           -----------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER -- 41.47%
           AUTOMOBILE MANUFACTURER -- 3.66%
           $ 5,000,000      Ford Motor Credit Corp. .......................    04/08/98       5.49%      $   4,971,025
                                                                                                         -------------
                            TOTAL AUTOMOBILE MANUFACTURER............................................        4,971,025
           -----------------------------------------------------------------------------------------------------------
           CONGLOMERATE -- 3.68%
             5,000,000      General Electric Capital.......................    03/06/98       5.47%          4,996,201
                                                                                                         -------------
                            TOTAL CONGLOMERATE.......................................................        4,996,201
           -----------------------------------------------------------------------------------------------------------
           FINANCE, CORPORATE RECEIVABLES -- 11.01%
             5,000,000      Asset Securitization Cooperative...............    04/15/98       5.47%          4,965,813
             5,000,000      Corporate Asset Funding........................    03/12/98       5.47%          4,991,643
             5,000,000      Preferred Receivables Funding Corp. ...........    03/17/98       5.52%          4,987,733
                                                                                                         -------------
                            TOTAL FINANCE, CORPORATE RECEIVABLES.....................................       14,945,189
           -----------------------------------------------------------------------------------------------------------
           FINANCE, EQUIPMENT LEASES -- 3.64%
             5,000,000      International Lease Finance....................    05/27/98       5.40%          4,934,750
                                                                                                         -------------
                            TOTAL FINANCE, EQUIPMENT LEASES..........................................        4,934,750
           -----------------------------------------------------------------------------------------------------------
           FINANCIAL SERVICES, DIVERSIFIED -- 5.88%
             4,000,000      Associates Corp. of North America..............    03/25/98       5.47%          3,985,413
             4,000,000      John Deere Capital Corp. ......................    03/11/98       5.47%          3,993,922
                                                                                                         -------------
                            TOTAL FINANCIAL SERVICES, DIVERSIFIED....................................        7,979,335
           -----------------------------------------------------------------------------------------------------------
           INSURANCE, FULL-LINE -- 2.94%
             4,000,000      Prudential Funding.............................    03/11/98       5.48%          3,993,911
                                                                                                         -------------
                            TOTAL INSURANCE, FULL-LINE...............................................        3,993,911
           -----------------------------------------------------------------------------------------------------------
           MEDIA -- PUBLISHING -- 3.31%
             4,500,000      McGraw-Hill....................................    03/10/98       5.69%          4,493,599
                                                                                                         -------------
                            TOTAL MEDIA -- PUBLISHING................................................        4,493,599
           -----------------------------------------------------------------------------------------------------------
           OFFICE EQUIPMENT -- 3.67%
             5,000,000      Xerox Credit Corp..............................    03/18/98       5.47%          4,987,085
                                                                                                         -------------
                            TOTAL OFFICE EQUIPMENT...................................................        4,987,085
           -----------------------------------------------------------------------------------------------------------
           SECURITIES DEALER -- 3.68%
             5,000,000      Goldman Sachs Group L.P. ......................    03/16/98       5.45%          4,988,646
                                                                                                         -------------
                            TOTAL SECURITIES DEALER..................................................        4,988,646
           -----------------------------------------------------------------------------------------------------------
                            TOTAL COMMERCIAL PAPER...................................................       56,289,741
           -----------------------------------------------------------------------------------------------------------
           MEDIUM TERM NOTES, FLOATING RATE -- 7.37%
             5,000,000      Bear Stearns Companies, Inc. ..................    03/02/98*      5.73%          5,000,000
             5,000,000      Merrill Lynch & Co., Inc. .....................    03/02/98*      5.74%          5,000,000
                                                                                                         -------------
                            TOTAL MEDIUM TERM NOTES, FLOATING RATE...................................       10,000,000
           -----------------------------------------------------------------------------------------------------------

            PRINCIPAL                                                          MATURITY       INTEREST
             AMOUNT                            SECURITY                          DATE           RATE         VALUE
           -----------------------------------------------------------------------------------------------------------
           REPURCHASE AGREEMENTS -- 51.26%
           $    41,000      First Boston
                              (collateralized by U.S. Treasury Bond, par
                              value $29,000, 12.750%, due 11/15/10; market
                              value $42,106)...............................    03/02/98*       5.28%      $     41,000
            20,285,000      Goldman Sachs
                              (collateralized by U.S. Treasury Bond, par
                              value $20,102,000, 6.250%, due 08/15/23;
                              market value $20,819,608)....................    03/02/98*       5.32%        20,285,000
            20,010,000      Merrill Lynch
                              (collateralized by U.S. Treasury Bonds,
                              ranging in par value from
                              $3,594,000-$11,653,000, 8.125%-13.250%, due
                              05/15/14-08/15/19; total market value
                              $20,534,690).................................    03/02/98*       5.30%        20,010,000
            29,250,000      Paine Webber
                              (collateralized by U.S. Government Agency
                              Mortgage-backed Securities, ranging in par
                              value from $7,172,068-$22,687,524, due
                              02/01/27-02/01/37; total market value
                              $30,177,796).................................    03/02/98*       5.67%        29,250,000
                                                                                                          ------------
                            TOTAL REPURCHASE AGREEMENTS...............................................      69,586,000
           ===========================================================================================================
                            TOTAL VALUE OF SECURITIES OWNED -- 100.10%
                            (which approximates cost for Federal income tax purposes).................    $135,875,741
                            EXCESS OF TOTAL LIABILITIES OVER OTHER ASSETS -- (.10%)...................        (130,735)
                                                                                                          ------------
                            NET ASSETS APPLICABLE TO 135,747,647 SHARES OUTSTANDING;
                              EQUIVALENT TO $1.00 PER SHARE -- 100.00%................................    $135,745,006
                                                                                                          ============

       -------------------------------------
       * =  The interest rate shown for each
           of these obligations is the rate
           as of February 28, 1998 and the
           maturity shown is the date of the
           next interest rate adjustment.
                                 See accompanying notes.

       FINANCIAL STATEMENTS
       Statement of Net Assets
       Navigator Tax-Free Money Market Fund
       February 28, 1998

           PRINCIPAL                                                          MATURITY      INTEREST
             AMOUNT                           SECURITY                          DATE          RATE          VALUE
           ----------------------------------------------------------------------------------------------------------
                                                 MUNICIPAL BONDS -- 98.67%
                                                          ALABAMA -- 3.46%
           $1,000,000      Montgomery Ind Dev Board Poll Ctl & Solid Waste
                             Disp Rev Rfdg Bonds CP.......................    03/04/98..    3.50%..     $   1,000,000
            1,000,000      Montgomery Ind Dev Board Poll Ctl & Solid Waste
                             Disp Rev Rfdg Bonds CP.......................    03/04/98       3.40%          1,000,000
                                                                                                        -------------
                           TOTAL ALABAMA............................................................        2,000,000
           ----------------------------------------------------------------------------------------------------------
                                                          ARIZONA -- 4.33%
            2,500,000      Mesa Municipal Dev Corp Special Tax Updates
                             Bonds CP.....................................    03/06/98       3.55%          2,500,000
                                                                                                        -------------
                           TOTAL ARIZONA............................................................        2,500,000
           ----------------------------------------------------------------------------------------------------------
                                                          GEORGIA -- 3.46%
            2,000,000      DeKalb Cnty Hsg Auth MFHR Rfdg Bonds VRDO......    03/04/98       3.40%          2,000,000
                                                                                                        -------------
                           TOTAL GEORGIA............................................................        2,000,000
           ----------------------------------------------------------------------------------------------------------
                                                         ILLINOIS -- 5.19%
            3,000,000      Chicago -- O'Hare International Airport Special
                             Facility Rev Bonds VRDO......................    03/02/98       3.65%          3,000,000
                                                                                                        -------------
                           TOTAL ILLINOIS...........................................................        3,000,000
           ----------------------------------------------------------------------------------------------------------
                                                          INDIANA -- 3.46%
            2,000,000      Mount Vernon Poll Ctl & Solid Waste Disp Rev
                             Rfdg Bonds CP................................    03/03/98       3.40%          2,000,000
                                                                                                        -------------
                           TOTAL INDIANA............................................................        2,000,000
           ----------------------------------------------------------------------------------------------------------
                                                        LOUISIANA -- 2.94%
            1,700,000      Parish of East Baton Rouge PCR Rfdg Bonds
                             VRDO.........................................    03/02/98       3.65%          1,700,000
                                                                                                        -------------
                           TOTAL LOUISIANA..........................................................        1,700,000
           ----------------------------------------------------------------------------------------------------------
                                                    MASSACHUSETTS -- 6.92%
            3,000,000      Boston Wtr & Swr Commission General Rev Bonds
                             Senior Series A VRDO.........................    03/05/98       3.00%          3,000,000
            1,000,000      Massachusetts Bay Trans Auth Tax Exempt Notes
                             CP...........................................    03/05/98       3.35%          1,000,000
                                                                                                        -------------
                           TOTAL MASSACHUSETTS......................................................        4,000,000
           ----------------------------------------------------------------------------------------------------------
                                                         MISSOURI -- 4.50%
            2,600,000      Missouri Health & Educational Fac Auth Health
                             Fac Rev Bonds CP.............................    03/06/98       3.10%          2,600,000
                                                                                                        -------------
                           TOTAL MISSOURI...........................................................        2,600,000
           ----------------------------------------------------------------------------------------------------------
                                                    NEW HAMPSHIRE -- 4.68%
            2,700,000      New Hampshire HFC Auth MFHR Rfdg Bonds VRDO....    03/04/98       3.50%          2,700,000
                                                                                                        -------------
                           TOTAL NEW HAMPSHIRE......................................................        2,700,000
           ----------------------------------------------------------------------------------------------------------
                                                       NEW MEXICO -- 4.33%
            2,500,000      Hurley PCR Bonds VRDO..........................    03/02/98       3.65%          2,500,000
                                                                                                        -------------
                           TOTAL NEW MEXICO.........................................................        2,500,000
           ----------------------------------------------------------------------------------------------------------

           PRINCIPAL                                                             MATURITY      INTEREST
             AMOUNT                             SECURITY                           DATE          RATE         VALUE
           -----------------------------------------------------------------------------------------------------------
                                                       PENNSYLVANIA -- 19.91%
           $2,500,000      Beaver Cnty IDA PCR Rfdg Bonds CP.................    03/05/98       3.40%      $ 2,500,000
            1,200,000      Delaware Cnty IDA Solid Waste Rev Bonds Series C
                             VRDO............................................    03/04/98       3.20%        1,200,000
            1,800,000      Delaware Cnty IDA Solid Waste Rev Bonds Series D
                             VRDO............................................    03/04/98       3.20%        1,800,000
            1,500,000      Lackawanna Cnty IDA Rev Bonds VRDO................    03/04/98       4.25%        1,500,000
            2,000,000      Philadelphia Auth For IDA Rev Bonds VRDO..........    03/02/98       3.65%        2,000,000
              500,000      Philadelphia Gas Works Rev Notes CP...............    03/03/98       3.45%          500,000
            2,000,000      Philadelphia Gas Works Rev Notes CP...............    03/03/98       3.55%        2,000,000
                                                                                                           -----------
                           TOTAL PENNSYLVANIA..........................................................     11,500,000
           -----------------------------------------------------------------------------------------------------------
                                                              TEXAS -- 20.60%
            2,900,000      Harris Cnty HFDC Hospital Rev Bonds (Methodist
                             Health Care System) VRDO........................    03/02/98       3.65%        2,900,000
            1,500,000      Port of Corpus Christi Auth Nueces Cnty Marine
                             Terminal Rev Bonds VRDO.........................    03/04/98       3.25%        1,500,000
            2,500,000      San Antonio Water System Notes CP.................    03/02/98       3.00%        2,500,000
            2,000,000      Texas Dept of Hsg & Community Affairs Single-
                             family Mortgage Rev Rfdg Notes CP...............    07/08/98       3.60%        2,000,000
            3,000,000      West Side Calhoun Cnty Dev Corp PCR Bonds VRDO....    03/02/98       3.65%        3,000,000
                                                                                                           -----------
                           TOTAL TEXAS.................................................................     11,900,000
           -----------------------------------------------------------------------------------------------------------
                                                                UTAH -- 6.23%
            1,100,000      Emery Cnty PCR Rfdg Bonds VRDO....................    03/04/98       3.50%        1,100,000
            2,500,000      Utah GO Highway Notes CP..........................    03/12/98       3.50%        2,500,000
                                                                                                           -----------
                           TOTAL UTAH..................................................................      3,600,000
           -----------------------------------------------------------------------------------------------------------
                                                            VIRGINIA -- 4.33%
            2,500,000      Virginia GO BAN CP................................    06/02/98       3.40%        2,500,000
                                                                                                           -----------
                           TOTAL VIRGINIA..............................................................      2,500,000
           -----------------------------------------------------------------------------------------------------------
                                                          WASHINGTON -- 4.33%
            2,500,000      Washington GO Bonds VRDO..........................    03/04/98       3.35%        2,500,000
                                                                                                           -----------
                           TOTAL WASHINGTON............................................................      2,500,000
           -----------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BONDS.......................................................     57,000,000
           ===========================================================================================================
                           TOTAL VALUE OF SECURITIES OWNED -- 98.67%
                           (which approximates cost for Federal income tax purposes)...................    $57,000,000
                           EXCESS OF OTHER ASSETS OVER TOTAL LIABILITIES -- 1.33%......................        770,879
                                                                                                           -----------
                           NET ASSETS APPLICABLE TO 57,812,637 SHARES OUTSTANDING;
                             EQUIVALENT TO $1.00 PER SHARE -- 100.00%..................................    $57,770,879
                                                                                                           ===========

       -------------------------------------

       BAN  = Bond Anticipation Notes
       CP    = Commercial Paper
       GO   = General Obligation
       HFC  = Housing Finance
       Commission/Corporation
       HFDC = Health Facility Development
       Corporation
       IDA  = Industrial Development Authority
       MFHR = Multi-Family Housing Revenue
       PCR  = Pollution Control Revenue
       VRDO = Variable Rate Demand
              Obligation -- The interest rate
              shown for each of these obligations
              is the rate as of February 28, 1998
              and the maturity shown is the date
              of the next interest rate
              adjustment.
                                 See accompanying notes.

        Statements of Operations
        Navigator Funds

        For the Fiscal Year Ended February 28, 1998

                                                                                              TAX-FREE
                                                                              MONEY            MONEY
                                                                              MARKET           MARKET
                                                                            ----------       ----------
            INVESTMENT INCOME:
              Interest Income...........................................    $8,095,821       $1,996,404
                                                                            ----------       ----------

            EXPENSES:
              Investment Advisory Fees..................................       288,248          137,976
              Administrative Fees.......................................       144,124           55,191
              Less Investment Advisory & Administrative Fees
                 Waived by the Manager..................................      (284,614)        (163,524)
              Custodian and Transfer Agent Fees.........................        94,390           79,598
              Professional Fees.........................................        27,447           19,922
              Taxes -- Other than Income................................         1,875            1,463
              Registration and Filing Fees..............................         1,125            5,522
              Insurance.................................................         1,250              418
              Printing..................................................        18,520              418
              Miscellaneous.............................................            --            3,135
                                                                            ----------       ----------
                 Total Expenses.........................................       292,365          140,119
                                                                            ----------       ----------

            NET INVESTMENT INCOME.......................................     7,803,456        1,856,285

            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $7,803,456       $1,856,285
                                                                            ==========       ==========

                                See accompanying notes.

        Statements of Changes in Net Assets
        Navigator Money Market Fund

        For the Fiscal Years Ended February 28, 1998 and 1997

                                                                         03/01/97            03/01/96
                                                                        TO 02/28/98         TO 02/28/97
                                                                       -------------       -------------
            INCREASE (DECREASE) IN NET ASSETS FROM:
            OPERATIONS:
              Net Investment Income................................    $   7,803,456       $   9,196,342
              Net Realized Loss on Securities Sold.................               --                (412)
                                                                       -------------       -------------
              Net Increase in Net Assets Resulting from
                 Operations........................................        7,803,456           9,195,930
                                                                       -------------       -------------
            DIVIDENDS TO SHAREHOLDERS FROM:
              Net Investment Income................................       (7,803,456)         (9,196,342)
                                                                       -------------       -------------
            CAPITAL SHARE TRANSACTIONS:
              Proceeds from Shares Sold............................      632,762,514         707,669,816
              Shares Issued to Shareholders
                 Upon Reinvestment of Dividends....................          327,772             542,212
              Cost of Shares Repurchased...........................     (677,563,704)       (695,725,517)
                                                                       -------------       -------------
              Net (Decrease) Increase in Net Assets Derived from
                 Capital Share Transactions........................      (44,473,418)         12,486,511
                                                                       -------------       -------------

              NET (DECREASE) INCREASE IN NET ASSETS................      (44,473,418)         12,486,099
            NET ASSETS:
              Beginning of Year....................................      180,218,424         167,732,325
                                                                       -------------       -------------
              End of Year..........................................    $ 135,745,006       $ 180,218,424
                                                                       =============       =============

                                See accompanying notes.

        Statements of Changes in Net Assets
        Navigator Tax-Free Money Market Fund

        For the Fiscal Years Ended February 28, 1998 and 1997

                                                                         03/01/97            03/01/96
                                                                        TO 02/28/98         TO 02/28/97
                                                                       -------------       -------------
            INCREASE (DECREASE) IN NET ASSETS FROM:
            OPERATIONS:
              Net Investment Income................................    $   1,856,285       $   2,161,969
              Net Realized Loss on Securities Sold.................               --             (14,528)
                                                                       -------------       -------------
              Net Increase in Net Assets
                 Resulting from Operations.........................        1,856,285           2,147,441
                                                                       -------------       -------------

            DIVIDENDS TO SHAREHOLDERS FROM:
              Net Investment Income................................       (1,856,285)         (2,161,969)
                                                                       -------------       -------------

            CAPITAL SHARE TRANSACTIONS:
              Proceeds from Shares Sold............................      396,461,405         382,617,881
              Shares Issued to Shareholders
                 Upon Reinvestment of Dividends....................          369,005             151,079
              Cost of Shares Repurchased...........................     (393,121,006)       (423,508,388)
                                                                       -------------       -------------
              Net Increase (Decrease) in Net Assets Derived
                 from Capital Share Transactions...................        3,709,404         (40,739,428)
                                                                       -------------       -------------

              NET INCREASE (DECREASE) IN NET ASSETS................        3,709,404         (40,753,956)

            NET ASSETS:
              Beginning of Year....................................       54,061,475          94,815,431
                                                                       -------------       -------------
              End of Year..........................................    $  57,770,879       $  54,061,475
                                                                       =============       =============

                                See accompanying notes.

       NOTES TO FINANCIAL STATEMENTS

       February 28, 1998

       NOTE 1 -- ORGANIZATION
       Navigator Money Market Fund -- Prime Obligations Portfolio ("Prime Obligations") is a portfolio offered by Navigator Money Market Fund, Inc. and Navigator Tax-Free Money Market Fund ("Tax-Free Money Market") is a portfolio offered by Navigator Tax-Free Money Market Fund, Inc. (each separately referred to as a "Fund" and collectively referred to as the "Funds"). Navigator Money Market Fund, Inc. and Navigator Tax-Free Money Market Fund, Inc. (each separately referred to as the "Company" and collectively referred to as the "Companies"), are no-load, diversified, open-end investment companies registered under the Investment Company Act of 1940, as amended.

       Shares of each Fund ("Shares") are sold by Fairfield Group, Inc. ("Fairfield") to institutional investors ("institutions") for the investment of their own funds or funds for which they act in some fiduciary capacity ("Customer Accounts"). Fund Shares may not be purchased by individuals directly, but institutional investors may purchase Shares for customer accounts maintained for individuals.

       Fairfield (the "Manager") acts as each Fund's Investment Advisor, Administrator, and Distributor. Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although institutions may charge their customer accounts for services provided in connection with the purchase or redemption of Shares.

       NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
       Interest income and expenses are recorded on an accrual basis. Interest income includes, when applicable, the pro rata amortization of premiums and discounts.

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Investment securities are valued at amortized cost, which approximates market value. Realized gains and losses are determined by using the specific identification method.

       The fair value of securities for which prices cannot be determined using established procedures will be valued in good faith by the Board of Directors. No investments were so valued at February 28, 1998.

       Net investment income, determined as gross income less expenses, is declared as a dividend each day. Declared dividends are distributable to shareholders monthly on the first business day of the next month. Dividends payable at February 28, 1998 amounted to $532,126 and $114,025 for Prime Obligations and Tax-Free Money Market, respectively.

       No provision for federal income taxes is made because it is the intention of the Funds to qualify as regulated investment companies under the provisions of the Internal Revenue Code and to make requisite distributions to shareholders which will relieve them from federal income and excise taxes.

       For federal income tax purposes, net realized capital losses generated in the Funds may be carried forward and applied against future capital gains. For federal income tax purposes, the Funds had accumulated capital losses at February 28, 1998 of $3,118 and $52,018, which may be carried forward and applied against future capital gains, for Prime Obligations and Tax-Free Money Market, respectively. The capital loss carryforward expires as follows: 2002 -- $2,706 and 2004 -- $412, for Prime Obligations, and 2000 -- $5,069, 2002 -- $32,421, and 2004 -- $14,528 for
       Tax-Free Money Market.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

       NOTE 3 -- INVESTMENT ADVISORY AND ADMINISTRATIVE FEES
       As Manager, Fairfield provides investment advisory and administrative services to the Funds pursuant to Management Agreements dated April 17, 1993. Under the terms of the Agreement for
 12

       Prime Obligations, the Manager is entitled to receive an annual fee for investment advisory services of .20% on the first $500 million of the average net assets of the Fund; .15% on the next $1 billion; and .10% on average net assets in excess of $1.5 billion. Under the Agreement for Tax-Free Money Market, the Manager is entitled to receive an annual fee for investment advisory services of .25% on the first $1 billion of the average net assets of the Fund; .20% on the next $1 billion; and .15% on average net assets in excess of $2 billion. Such fees are computed daily and paid monthly.

       For Prime Obligations, the Manager is also entitled to receive an administrative fee at the annual rate of .10% on the first $1.5 billion of the average net assets of the Fund and .05% thereafter. For Tax-Free Money Market, the Manager is entitled to receive an administrative fee at the annual rate of .10% on the Fund's average net assets. Such fees are computed daily and paid monthly.

       For Prime Obligations, during the year ended February 28, 1998, the management fees (investment advisory and administrative) earned by Fairfield totaled $432,372. Of the investment advisory and administrative fees earned, $284,614 was voluntarily waived by the Manager in order to assist the Fund in maintaining a competitive expense ratio. At February 28, 1998, no amounts were owed to Fairfield (after partial fee waiver) for investment advisory services or administrative fees.

       For Tax-Free Money Market, during the year ended February 28, 1998, the management fees (investment advisory and administrative) earned by Fairfield totaled $193,167. Of the investment advisory and administrative fees earned, $163,524 was voluntarily waived by the Manager in order to assist the Fund in maintaining a competitive expense ratio. At February 28, 1998, Fairfield was owed $1,850 (after partial fee waiver) for investment advisory services.

       NOTE 4 -- CUSTODIAN AND TRANSFER AGENT FEES
       Custodial services are provided to the Funds by CoreStates Bank, N.A. Prior to February 23, 1998, FPS Services, Inc. served as the Funds' Transfer Agent, and, as such, provided transfer agency, dividend disbursing, and bookkeeping services. Effective February 23, 1998, First Data Investors Services, Inc. acquired FPS Services, Inc. and assumed the role as the Funds' Transfer Agent.

       NOTE 5 -- OTHER TRANSACTIONS WITH AFFILIATES
       Fairfield also serves as the Companies' exclusive Distributor; however, it receives no fees for providing distribution services.

       Certain officers and directors of the Companies are also officers and directors of Fairfield. Such officers and directors do not receive fees from the Funds for serving as officers and directors to the Funds.

       The Funds have paid legal fees to a law firm with which the Secretary of the Companies is associated.

       NOTE 6 -- REPURCHASE AGREEMENTS
       The investment policies of Prime Obligations permit participation in repurchase agreements. Collateral for such agreements is held by the Fund's Custodian in the Federal Reserve's book-entry system. The Fund monitors its repurchase agreements on a daily basis to ensure that the market value of the collateral underlying the agreements is maintained at not less than 100% of the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

       Prime Obligations may participate in repurchase agreements arranged by Fairfield for a fee not to exceed 1% of the purchase or sale price of the transaction. During the year ended February 28, 1998, Fairfield received $1,720 in fees with respect to such transactions.

        NOTE 7 -- CAPITAL SHARES
        At February 28, 1998, Prime Obligations had 2 billion shares of $.001 par value common stock authorized with respect to the Fund. Transactions in capital shares of the Fund during the years indicated were as follows:

                                                                          03/01/97        03/01/96
                                                                        TO 02/28/98     TO 02/28/97
                                                                        ------------    ------------
           Shares sold................................................   632,762,514     707,669,816
           Shares issued upon reinvestment of dividends...............       327,772         542,212
           Shares repurchased.........................................  (677,563,704)   (695,725,517)
                                                                        ------------    ------------
           Net (decrease) increase....................................   (44,473,418)     12,486,511
           Outstanding at beginning of year...........................   180,221,065     167,734,554
                                                                        ------------    ------------
           Outstanding at end of year.................................   135,747,647     180,221,065
                                                                        ============    ============

        At February 28, 1998, Tax-Free Money Market had 2 billion shares of $.001 par value common stock authorized with respect to the Fund. Transactions in capital shares of the Fund during the years indicated were as follows:

                                                                          03/01/97        03/01/96
                                                                        TO 02/28/98     TO 02/28/97
                                                                        ------------    ------------
           Shares sold................................................   396,461,405     382,617,881
           Shares issued upon reinvestment of dividends...............       369,005         151,079
           Shares repurchased.........................................  (393,121,006)   (423,508,388)
                                                                        ------------    ------------
           Net increase (decrease)....................................     3,709,404     (40,739,428)
           Outstanding at beginning of year...........................    54,103,233      94,842,661
                                                                        ------------    ------------
           Outstanding at end of year.................................    57,812,637      54,103,233
                                                                        ============    ============

        NOTE 8 -- INVESTMENT COMPOSITION
        Tax-Free Money Market invests in securities which may include revenue, general, and escrowed obligations. At February 28, 1998, the revenue sources by purpose were as follows:

                                                                         % OF PORTFOLIO
                                                                          INVESTMENTS
                                                                         --------------
           Revenue Bonds:
             Pollution Control and/or Solid Waste......................        31%
             Housing Facilities........................................        12
             Water & Sewer Utility.....................................        10
             Transportation Facilities.................................        10
             Health Care Facilities....................................        10
             Industrial Development....................................         6
             Gas Utility...............................................         4
           General Obligations.........................................        13
           Special Obligations.........................................         4
                                                                         ------------
                                                                              100%
                                                                         ============

        NOTE 9 -- FINANCIAL HIGHLIGHTS
        Financial highlights for a share of Prime Obligations outstanding throughout the periods indicated were as follows:

                                                        03/01/97   03/01/96   06/01/95    06/01/94   06/01/93
                                                           TO         TO         TO          TO         TO
                                                        02/28/98   02/28/97   02/29/96    05/31/95   05/31/94
                                                        --------   --------   --------    --------   --------
            Net Asset Value, beginning of period.....    $1.00      $1.00      $1.00       $1.00      $1.00
                                                        --------   --------   --------    --------   --------
            Income from Investment Operations:
                Net Investment Income................     0.0541     0.0523     0.0413      0.0501     0.0314
            Distributions:
              From Net Investment Income.............    (0.0541)   (0.0523)   (0.0413)    (0.0501)   (0.0314)
                                                        --------   --------   --------    --------   --------
            Net Asset Value, end of period...........    $1.00      $1.00      $1.00       $1.00      $1.00
                                                        ========   ========   ========    ========   ========
            Total Return.............................      5.55%      5.37%      4.21%(b)    5.19%      3.18%
            Net Assets, end of period (in
              thousands).............................   $135,745   $180,218   $167,732    $238,109   $341,136
            Ratios and Supplemental Data:
              Ratio of Expenses to Average Net
                Assets...............................      0.20%      0.17%      0.25%(a)    0.28%      0.27%
              Ratio of Expenses to Average Net
                Assets, excluding Fee Waivers........      0.40%      0.41%      0.55%(a)    0.43%      0.42%
              Ratio of Net Investment Income to
                Average Net Assets...................      5.41%      5.23%      5.51%(a)    5.01%      3.14%
              Ratio of Net Investment Income to
                Average Net Assets, excluding Fee
                Waivers..............................      5.21%      4.99%      5.21%(a)    4.86%      2.99%

        ----------------------
        (a) Annualized

        (b) Not Annualized

        Financial highlights for a share of the Tax-Free Money Market outstanding throughout the years indicated were as follows:

                                                              03/01/97   03/01/96   03/01/95   03/01/94   03/01/93
                                                                 TO         TO         TO         TO         TO
                                                              02/28/98   02/28/97   02/29/96   02/28/95   02/28/94
                                                              --------   --------   --------   --------   --------
            Net Asset Value, beginning of year..............  $1.00      $1.00      $1.00       $1.00      $1.00
                                                              -------    -------    -------    --------   --------
            Income from Investment Operations:
                Net Investment Income.......................   0.0337     0.0312     0.0353      0.0286     0.0227
                Net Loss on Securities (both realized and
                  unrealized)...............................  --         (0.0002)   --          (0.0003)   --
                                                              -------    -------    -------    --------   --------
                     Total Income from Investment
                       Operations...........................   0.0337     0.0310     0.0353      0.0283     0.0227
                                                              -------    -------    -------    --------   --------
            Distributions:
              From Net Investment Income....................  (0.0337)   (0.0312)   (0.0353)    (0.0286)   (0.0227)
                                                              -------    -------    -------    --------   --------
            Net Asset Value, end of year....................  $1.00      $1.00      $1.00       $1.00      $1.00
                                                              =======    =======    =======    ========   ========
            Total Return....................................    3.42%      3.17%      3.59%       2.94%      2.29%
            Net Assets, end of year (in thousands)..........  $57,771    $54,061    $94,815    $107,357   $152,273
            Ratios and Supplemental Data:
              Ratio of Expenses to Average Net Assets.......    0.25%      0.33%      0.31%       0.29%      0.28%
              Ratio of Expenses to Average Net Assets,
                excluding Fee Waivers.......................    0.55%      0.58%      0.51%       0.49%      0.48%
              Ratio of Net Investment Income to Average Net
                Assets......................................    3.36%      3.12%      3.53%       2.86%      2.27%
              Ratio of Net Investment Income to Average Net
                Assets, excluding Fee Waivers...............    3.06%      2.87%      3.33%       2.66%      2.07%

        Report of Independent Auditors

        TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
        NAVIGATOR MONEY MARKET FUND -- PRIME OBLIGATIONS PORTFOLIO NAVIGATOR TAX-FREE MONEY MARKET FUND

        We have audited the accompanying statements of net assets of Navigator Money Market Fund -- Prime Obligations Portfolio and of Navigator Tax-Free Money Market Fund as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navigator Money Market Fund -- Prime Obligations Portfolio and of Navigator Tax-Free Money Market Fund at February 28, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five periods presented therein, in conformity with generally accepted accounting principles.

                                              [Ernst & Young Signature]

        Philadelphia, Pennsylvania
        April 8, 1998

                     [This page intentionally left blank.]

        INVESTMENT ADVISER,
        ADMINISTRATOR,
        AND DISTRIBUTOR
        Fairfield Group, Inc.
        Horsham, PA 19044

        LEGAL COUNSEL
        Morgan, Lewis & Bockius LLP
        Philadelphia, PA 19103

        AUDITORS
        Ernst & Young LLP
        Philadelphia, PA 19103

        DIRECTORS
        Robert J. Walker, Jr.
        Richard G. Gilmore
        Jan J. Wieckowski
        Robert E. Keith

        OFFICERS
        Robert J. Walker, Jr.,
        President

        Gerard J. Wills,
        Treasurer

        Robert J. Clark,
        Assistant Treasurer

        James W. Jennings,
        Secretary

        [Navigator Group LOGO]                            [Navigator Group LOGO]
                                   200 Gibraltar Road
                                   Horsham, PA 19044
                                     1-800-441-3885